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                                                                       EXHIBIT E

                            STOCK PURCHASE AGREEMENT

         This STOCK PURCHASE AGREEMENT is dated as of December 28, 2000 between WEDGE Group Incorporated, a Delaware corporation ("Wedge"), Minefa Holdings, B.V., a Netherlands company ("Wedge Affiliate" and, collectively with Wedge, "Transferors") and First Reserve Fund VIII, L.P. (the "Purchaser").

                                  WITNESSETH:

         WHEREAS, in connection with the Closing of the Purchase Agreement dated July 30, 2000, by and between Wedge, WGI Tyler, Inc., Chicago Bridge & Iron Company N.V. ("CBI") and CB&I Tyler Company with respect to the sale of all of the issued and outstanding Capital Stock of Howe-Baker International L.L.C. (the "HBI Purchase Agreement"), Wedge will acquire 8,146,665 shares of Common Stock, par value NLG .01 per share, of Chicago Bridge & Iron Company N.V. (the "CBI Stock");

         WHEREAS, Wedge Affiliate already owns 400,000 of CBI Stock (the "Currently Owned Shares");

         WHEREAS, Transferors desire to sell to the Purchaser, and the Purchaser desires to purchase from Transferors, 530,000 shares of CBI Stock from Transferors and desire to enter into this agreement prior to the closing of the transactions contemplated by the HBI Purchase Agreement;

         WHEREAS, the stock purchase contemplated herein is in addition to the purchases made pursuant to the Stock Purchase Agreement between Wedge, WGI Tyler, Inc. and Purchaser, dated July 30, 2000, as amended (the "Existing Agreement");

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. SALE AND PURCHASE OF CBI STOCK. (a) Transferors agree to sell to the Purchaser and the Purchaser agrees to purchase from Transferors on the date hereof, 530,000 shares of CBI Stock. The shares of CBI Stock being acquired under this Agreement are collectively referred to herein as the "Purchased Shares".

         (b) The purchase price to be paid to the Transferors by the Purchaser for the Purchased Shares shall be $8,612,500 as set forth on Schedule 1 hereto. No further payment shall be required from the Purchaser for the Purchased Shares.

SECTION 2. DELIVERIES. (a) As soon as practicable, but no later than January 19, 2001, each of the Transferors will deliver to the Purchaser certificates registered in the Purchaser's name evidencing the Purchased Shares set forth opposite the Transferor's name on Schedule 1 hereto and (ii) on or before January 19, 2001, the Purchaser will deliver to each of the Transferors a certified or official bank checks (or wire transfers) in an amount equal to the







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purchase price set forth opposite the Transferor's name on Schedule 1 hereto payable to the order of such Transferor in federal or other immediately available (same-day) funds.

SECTION 3. DEFINITIONS. The Definitions in the Existing Agreement are hereby incorporated herein by reference to the Existing Agreement as if fully set forth herein.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE TRANSFERORS. The Representations and Warranties of Section 4 of the Existing Agreement are hereby incorporated herein by reference to the Existing Agreement as if fully set forth herein and as if made, by and with respect to the Transferors and the Purchased Shares on the date hereof. The Representations and Warranties of Section 4 of the Existing Agreement are true and correct as of the date hereof.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Representations and Warranties of Section 5 of the Existing Agreement are true and correct as of the date hereof.

SECTION 6. ASSIGNMENT OF RIGHTS UNDER THE HBI PURCHASE AGREEMENT.

         6.1 Assignment. With respect to the Purchased Shares that are not Currently Owned Shares (such shares herein referred to as the "Additional Shares"), Wedge hereby assigns to the Purchaser all the rights held by Wedge with respect to their purchase of the Additional Shares under the terms of the HBI Purchase Agreement, such rights to be a portion of those of Wedge under the HBI Agreement. These rights with respect to the HBI Purchase Agreement and the Additional Shares shall include, but not be limited to, all rights to indemnification provided in the HBI Purchase Agreement with respect to the purchase of the Additional Shares, any rights relating to the HSR Act (as defined in the HBI Agreement), and all rights for breach of contract, fraud, or other remedies at law or in equity available to Wedge as a result of its entry into the HBI Purchase Agreement and their purchase of the Additional Shares.

         6.2 The Covenants of Sections 6.2 through and including 6.4 of the Existing Agreement are hereby incorporated herein by reference to the Existing Agreement as if fully set forth herein.

SECTION 7. INTENTIONALLY OMITTED.

SECTION 8. INTENTIONALLY OMITTED.

SECTION 8A. INTENTIONALLY OMITTED.

SECTION 9. INDEMNIFICATION FOR BREACH OF REPRESENTATIONS, WARRANTIES AND COVENANTS.

         (a) The Indemnification provisions of Sections 9(a) and (b) of the Existing Agreement are hereby incorporated herein by reference to the Existing Agreement as if fully set forth herein and as if the term "Seller" was replaced with "Transferors" and as if the term "Shares" was replaced with "Purchased Shares".



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         (b) The Transferors jointly and severally agree to indemnify and hold the Purchaser harmless from and against and will pay to the Purchaser the full amount of any loss, damage liability or expense (including amounts paid in settlement and reasonable attorney's fees and expenses) to the Purchaser that would have been recoverable by the Purchaser under Section 6 of the Existing Agreement if the Currently Owned Shares were covered by that Section.

SECTION 10. AMENDMENTS AND WAIVERS. The terms and provisions of this Agreement may be amended, waived, modified or terminated only with the written consent of the Transferors and the Purchaser.

SECTION 11. NOTICES. The notice provisions of Section 11 of the Existing Agreement are hereby incorporated by reference to the Existing Agreement as if fully set forth herein.

SECTION 12. MISCELLANEOUS. (a) This Agreement, the Existing Agreement and the Shareholders' Agreements contain the entire agreement between the Purchaser and the Transferors, and supersede any prior oral or written agreements, commitments, terms or understandings, regarding the subject matter hereof. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (b) The Miscellaneous provisions of Section 12(b) through 12(f) of the Existing Agreement are hereby incorporated herein by reference to the Existing Agreement as if fully set forth herein.

         (c) Nothing in this agreement is intended to or shall be interpreted to amend the Existing Agreement.




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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                       WEDGE GROUP INCORPORATED

                                       By: /s/ James M. Tidwell
                                          -------------------------------------
                                       Name: James M. Tidwell
                                       Title: Vice President



                                       MINEFA HOLDINGS, B.V.

                                       By: /s/ Richard E. Blohm, Jr.
                                          -------------------------------------
                                       Name: Richard E. Blohm, Jr.
                                       Title: Authorized Agent

                                       FIRST RESERVE FUND VIII, L.P.
                                          By: FIRST RESERVE GP VIII, L.P.,
                                          its general partner
                                              By: FIRST RESERVE CORPORATION,
                                              its general partner

                                          By: /s/ Thomas R. Denison
                                             ----------------------------------
                                          Name:  Thomas R. Denison
                                          Title: Managing Director






                    [Stock Purchase Agreement Signature Page]




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

Transferor                         Number of Shares      Purchase Price
----------                         ----------------      --------------


WEDGE Group Incorporated                    130,000          $2,112,500


Minefa Holdings, B.V.
                                            400,000          $6,500,000




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